Exhibit 10.9.7

FORM OF
SUPPLEMEMENT
TO
RESTRICTED STOCK UNIT AWARD AGREEMENT (EMPLOYEES)
PURSUANT TO THE
SHAKE SHACK INC.
2015 INCENTIVE AWARD PLAN

Name of Participant: ________________________________

Effective Date of Award: __________________ (the “Award Date”)

Number of Performance Stock Units: __________________

Dear Participant:

This letter constitutes an “Award Supplement” referred to in that certain Restricted Stock Unit Award Agreement, dated as of _____________ (the “Restricted Stock Unit Award Agreement”), between Shake Shack Inc. and you. You are hereby notified that the Company has awarded to you the Restricted Stock Units indicated above (the “Restricted Stock Units”). The Restricted Stock Unit is awarded to you pursuant to and subject to the terms and conditions of (1) the Shake Shack Inc. 2015 Incentive Plan (the “Plan”), (2) the Restricted Stock Unit Award Agreement and (3) this Award Supplement. Capitalized terms in this Award Supplement that are not defined shall have the meaning set forth in the Plan.

The Restricted Stock Units shall vest over a [_________] [(___)]-year period (the “Vesting Date”); provided, that Participant has not had a Termination of Service at any time prior to the applicable Vesting Date, and provided further, that the following schedule shall be subject to any additional vesting rights granted to Participant by the Company pursuant to an employment letter or agreement or other contractual arrangement between the Company and Participant:

Vesting Date	Number of Issued Restricted Stock Units Vesting
[Month] [Day], [Year]	[# OF RSUs VESTING] (first anniversary of the Award Date)
[Month] [Day], [Year]	[# OF RSUs VESTING] (second anniversary of the Award Date)
[Month] [Day], [Year]	[# OF RSUs VESTING] (third anniversary of the Award Date) Etc.

By Participant’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement, this Award Supplement and all applicable laws and regulations. This Award Supplement may be electronically accepted by Participant.

SHAKE SHACK INC.

By: _____________________________________________
Randy Garutti
Chief Executive Officer

PARTICIPANT

By: _____________________________________________
Name: